SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 10, 2001


                          BIOSHIELD TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            GEORGIA                       0-24913                 58-2181628
-------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)



4405 International Blvd.
NORCROSS, GEORGIA 30093

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:            (770) 925-3653



          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 4.       Changes in Registrant's Certifying Accountant.


         On January 10, 2001, the Registrant received a letter of resignation from the Registrant's independent accountants, Grant Thornton, LLP, dated January 9, 2001. The Company is interviewing a replacement firm and intends to select new independent accountants shortly.

         During the Registrant's two most recent fiscal years and any subsequent interim periods preceding the date of resignation, there were no disagreements between the accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the former independent accountants, would have caused them to make reference to the subject matter of the disagreement in their report. The reports of Grant Thornton, LLP on the consolidated financial statements of the Registrant for the two most recent fiscal years and the subsequent interim period preceding the date of resignation did not contain any adverse opinion or disclaimer or opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

On November 14, 2000, Grant Thornton, LLP provided management with a draft report in accordance with Statement of Auditing Standards No. 61. This report discussed observations made during Grant Thornton, LLP's audit of the Registrant's fiscal year ended June 30, 2000. The draft report identifies a "reportable condition" as defined by the American Institute of Certified Public Accountants related to lapses in internal control resulting from significant turnover of accounting personnel during the fiscal year and the corresponding effect this turnover had on the system of internal controls. Discussions related to the lapses in internal control had previously taken place between Grant Thornton, LLP and the audit committee of the Registrant on August 23, 2000. In mid December of 2000, management received a final report letter dated November 14, 2000 identifying the same reportable condition noted in the draft.

On January 29, 2001, the Registrant engaged Feldman, Sherb and Company, P.C. as its independent accountants. The change of independent accountants was approved by the Board of Directors of the Company.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

                {c} Exhibits:   Letter to the Securities and Exchange Commission
                                from Grant Thornton, LLP


April 3, 2001



Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, NW
Washington, DC  20549

Dear Sirs/Madam:

                  We have read Item 4 in the Form 8K/A for BioShield Technologies, Inc., with date of report of January 10, 2001 dated January 18, 2001 and filed with the Securities and Exchange Commission, January 18, 2001,and are in agreement with the statements contained therein insofar as they relate to our firm. We have no basis of agreeing or disagreeing with the statements made in the fourth paragraph relating to the appointment of new independent accountants or approval of the board of directors.

                  Very truly yours,


                  /s/Grant Thornton, LLP




                                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BIOSHIELD TECHNOLOGIES, INC.
                                               (Registrant)


Date: April 3, 2001                            /s/ Timothy C. Moses



                                               TIMOTHY C. MOSES
                                           President and Chief Executive Officer